                                  SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14(A) INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement                        [ ] Confidential, for Use of the Commission Only
[X]    Definitive Proxy Statement                             (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Enviro-Clean of America, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
     (5)  Total fee paid:

-------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

-------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
     (3)  Filing party:

-------------------------------------------------------------------------------
     (4)  Date filed:

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

                         Enviro-Clean of America, Inc.

                                211 Park Avenue
                           Hicksville, New York 11801



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                            To Be Held June 14, 2000


                                                                  April 27, 2000

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Enviro-Clean of America, Inc. The meeting will be held on Wednesday, June 14, 2000, at 10:30 a.m. at 300 Convent Street, Suite 1500, San Antonio, Texas 78205. Only shareholders of record at the close of business on April 18, 2000 are entitled to notice of and to vote at the meeting.

     At the meeting, stockholders are being asked to:

     .  To elect five directors to serve for the coming year.

     .  To approve the 2000 Stock Incentive Plan.

     . To ratify the selection of Goldstein, Golub, & Kessler L.L.P. as independent auditors for the year ending December 31, 2000.

     . To transact any other business which may properly come before the meeting or any adjournment thereof.

     It is very important that your shares are represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card. We would appreciate your informing us on the proxy card if you expect to attend the meeting so that we can provide adequate seating.

     The continuing interest of our stockholders in the business of Enviro-Clean of America, Inc. is appreciated and we hope that many of you will be able to attend the Annual Meeting.

     By order of the Board of Directors

     /s/ Randall K. Davis
     ----------------------------------------------------
     RANDALL K. DAVIS
     President

                         ENVIRO-CLEAN OF AMERICA, INC.

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2000

                              GENERAL INFORMATION



     This Proxy Statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors (the "Board") of Enviro-Clean of America, Inc. of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on June 14, 2000, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders. Proxies are solicited to give all shareholders of record at the close of business on April 18, 2000, an opportunity to vote on matters that come before the Meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.

     When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board. You may revoke your proxy at any time before it is exercised by so notifying the Secretary of Enviro-Clean in writing or in person. Any properly executed proxy that is not timely revoked in accordance with the instructions below, will be voted at the Meeting. This Proxy Statement and the accompanying proxy card are being sent to the shareholders of Enviro-Clean on or about May 8, 2000.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Enviro-Clean's Common Stock is necessary to constitute a quorum at the Meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. The votes required with respect to the Items set forth in the accompanying Notice of Annual Meeting of Shareholders are set forth in the discussion of each Item in this Proxy Statement. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. Proxies in the form enclosed will be voted at the Meeting, if properly signed, returned to Enviro-Clean prior to the Meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice to the Secretary of Enviro-Clean prior to the convening of the Meeting, or by presenting another proxy card with a later date. If you attend the Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used. Your vote is important. Accordingly, you are urged to complete, date, sign, and return the accompanying proxy card whether or not you plan to attend the Meeting.

     On April 18, 2000, the record date for determination of shareholders entitled to notice of and to vote at the Meeting, there were 5,922,195 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.


                             THE BOARD OF DIRECTORS

  The Board is responsible for the management and direction of Enviro-Clean and for establishing broad corporate policies. However, in accordance with corporate legal principles, the majority of the Board is not involved in day-to-day operating details. Members of the Board are kept informed of Enviro-Clean's business through discussions with the Chairman and other officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

Compensation of Directors

     Outside directors are compensated $500.00 for each Board meetings attended. In March of 2000, the following directors were granted options for their roles as members of the Board: Steven Etra (options for 75,000 shares of common stock), Gary C. Granoff (options for 75,000 shares of Common Stock), and Mark A. Rice (options for 75,000 shares of Common Stock). In addition, Randall K. Davis was granted options for 150,000 shares of Common Stock for his roles as a member of the Board and as President of Enviro-Clean. These options vest after a one year period, commencing from the date of grant, in which the director is required to remain in his capacity as director and have an exercise price of $5.00. If the director does not remain in his capacity as a director for at least one year from the date of grant, his options terminate without vesting.

Board Meetings

     During 1999, the Board held one meeting and took action by unanimous consent on ten occasions. Each of the nominees named below attended at least 75% of the aggregate of the total number of meetings of the Board, with the exception of Mark A. Rice, who was elected as a member of the Board at a meeting of the Board held March 9, 2000 to fill a vacancy caused by the resignation of Barry Gordon, effective March 6, 2000.

Committees of the Board

     During fiscal year 1999, Enviro-Clean had no established functioning committees of the Board. During the September 9, 1999 meeting of the Board, Enviro-Clean authorized the formation of an audit committee and elected Gary C. Granoff as the Chairman of the audit committee. On March 9, 2000, the Board, by way of unanimous consent, appointed Mark A. Rice, to join Gary C. Granoff on the committee. Both Messrs. Granoff and Rice are "independent" as defined by the NASD listing requirements. The audit committee will be responsible for reviewing Enviro-Clean's accounting practices and audit procedures. The audit committee has not held a meeting or taken any action as of the date of this Proxy Statement, but expects to hold at least one meeting in fiscal year 2000. In addition, the Board has not adopted a written charter for the audit committee, but expects to do so by June 14, 2000.

     On March 9, 2000, Enviro-Clean approved formation of a compensation committee, currently composed of Messrs. Rice and Granoff, which will administer Enviro-Clean's stock incentive plans and make recommendations to the Board concerning compensation arrangements for all officers and directors of Enviro-Clean and its subsidiaries. The compensation committee will annually evaluate Enviro-Clean's performance and the actual compensation and share ownership of the executive officers compared with Enviro-Clean's own industry. The compensation committee has not held a meeting or taken any action as of the date of this Proxy Statement, but expects to hold at least one meeting in fiscal year 2000.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, the Board intends to nominate the five persons listed below as nominees to be elected as members of the Board. Each of the directors elected at the Meeting will serve until the next annual meeting of shareholders or until his successor shall have been elected and qualified, subject to earlier resignation and removal. The directors are to be elected by a plurality of the votes cast by the holders of the shares of Common Stock represented and entitled to be voted at the Meeting. Unless authority to vote for directors is "withheld" in the proxy, the proxy holders will vote "for" the election of the five nominees listed. Each nominee has indicated a willingness to serve as director if elected. Should any nominee become unavailable for election, discretionary authority is conferred to vote for a substitute.

Management of Enviro-Clean has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Nominees for Director

     The nominees for director are Richard Kandel, Randall K. Davis, Gary C. Granoff, Steven Etra and Mark A. Rice.

     Richard Kandel, 47, has served as the Chairman and Chief Executive Officer of Enviro-Clean from September 1999 to the present. Mr. Kandel served as Enviro-Clean's Treasurer from September of 1999 to March 9, 2000. Since July of 1999, Mr. Kandel has served as Chairman of the Board of b2bstores.com, Inc., a business to business full service eCommerce site on the Internet. From 1974 until 1998, Mr. Kandel was the owner and president of Kandel & Son, a sanitary supply distributor in the New York metropolitan region. In January of 1999, Mr. Kandel sold Kandel & Son to Enviro-Clean. Mr. Kandel is also an owner/director of Camp Pontiac LLC, an eight-week summer sports camp for over 400 boys and girls. In addition, Mr. Kandel is the founder and chairman of No Small Affair, a New York/Florida-based all volunteer organization. This foundation provides events, parties, and outings for thousands of homeless, physically or emotionally challenged individuals. Mr. Kandel graduated from Michigan State University with a Bachelor of Science Degree.

     Randall K. Davis, 36, has served as the President and Director of Enviro-Clean from September 1999 to the present. From March 1999 to August 1999, Mr. Davis served as Vice President of Enviro-Clean. From May of 1985 until 1999, Mr. Davis was the co-owner and President and Chief Executive Officer of Cleaning Ideas, Inc., whose holdings included Sanivac, Inc. and Davis Manufacturing Company. Davis Manufacturing Company was one of the largest manufacturers of commercial cleaning products in South Texas and had been in operation since 1929. In August of 1999, Mr. Davis, along with family members, sold the Davis family of companies to Enviro-Clean. Mr. Davis is also currently the managing partner of Colnic Investment Partnership, a private investment company that invests in private and publicly traded companies. Mr. Davis graduated from the University of Texas in Austin with a Bachelor of Arts Degree.

     Gary C. Granoff, 52, has served as a director of Enviro-Clean from September 1999 to the present. Mr. Granoff is a Chairman of the Board and President of Ameritrans, a Business Development Company as defined under the Investment Company Act of 1940 (in formation) since 1998, as well as Elk Associates Funding Corporation, a Small Business Investment Company, licensed by the U.S. Small Business Administration since July 1979, where he has served as President since its incorporation in 1979, as its chairman of the board since December 1995. Elk is also a Business Development Corporation and is registered as an Investment Company under the Investment Company Act of 1940. Mr. Granoff has been a practicing attorney for the past twenty-seven years and is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Since 1983, Mr. Granoff is also the sole shareholder and President of GCG Associates, Inc., an investment consulting firm. He has served as the President and is the sole shareholder of Seacrest Associates, Inc., a hotel operator, since August 1994. Mr. Granoff has also been a director and President since June 1996 of Gemini Capital Corporation, a company primarily engaged in the business of making consumer loans. In February 1998, Mr. Granoff was elected to and is presently serving as a trustee of the Board of Trustees of The George Washington University. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting and a Juris Doctor degree (with honors) from The George Washington University.

     Steven Etra, 51, has served as a Director of Enviro-Clean from March 1999 to the present. Mr. Etra has served as Enviro-Clean Secretary from September 1999 to the present and as Treasurer from March 9, 2000 to the present. Mr. Etra has been the Sales Manager of Manufacturers Corrugated Box Company since September of 1970, a company owned by Mr. Etra's family for more than 75 years. Mr. Etra has been a director of Elk Associates Funding Corporation, a Small Business Investment Company, licensed by the U.S. Small Business Administration, since November of 1995, and also currently serves as a Vice President of Elk. Elk is a publicly traded NASDAQ company under the symbol of "EKFG", with an investment portfolio of approximately $45 million as of April 20, 2000. Additionally, Mr. Etra is currently a director and Vice President of Ameritrans, a Business Development Company as defined under the Investment Company Act of 1940 (in formation) since 1998. Since June 1996, Mr. Etra has also been a director of Gemini Capital, an automobile finance company.

     Mark A. Rice, 36, has served as a director of Enviro-Clean from March 2000 to the present. Mr. Rice is responsible for investment ventures including Namax Corp, Rice Asset Management, L.P, The dotCOM Fund LLC, Bevo Capital Corp, and others focusing on private equity, venture capital and public equity investing in technology companies. From 1985 to 1987, Mr. Rice directed the development of commercial real estate with the Norhill Group, Inc. in Houston, Texas, where he formed Ronmar Partners, a private real estate partnership. From 1987 to 1989, Mr. Rice worked with the Brachman Companies, where he was responsible for venture capital investments and portfolio management. During this time he also managed an offshore manufacturing business in Port Au Prince, Haiti. From 1989-1995, he was a member of the Chicago Mercantile Exchange and had also managed money with Bear Stearns and Company in Chicago, Illinois. Mr. Rice serves on boards of directors and advisory boards of several private and publicly traded companies including Telcom.net and Mind Arrow Systems, Inc. Mr. Rice graduated from the University of Texas at Austin Bachelor of Arts Degree.

     Management of Enviro-Clean recommends that the Enviro-Clean shareholders vote "FOR" the director nominees named above.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The table below sets forth information concerning the beneficial ownership of the outstanding Enviro-Clean Common Stock as of April 25, 2000, for (1) each director serving on the Board in 1999 and each of the nominees for director; (2) each of the named executive officers not listed as a director; (3) the directors and executive officers as a group; and (4) each person known to Enviro-Clean to own beneficially more than 5% of the outstanding Enviro-Clean Common Stock. Except as otherwise noted, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

NAME AND                                         AMOUNT AND
ADDRESS OF                                       NATURE OF
BENEFICIAL OWNER                              BENEFICIAL OWNER  % OF CLASS
----------------                              ----------------  ----------
Richard Kandel
c/o Enviro-Clean of America, Inc.              2,350,400/1/     39.4%
211 Park Avenue
Hicksville, NY  11801

Thomas B. Haines
c/o Nissco/Sunline, Inc.                       1,000,000        16.9%
14848 Old US 41
#13 Sunburst Center, Naples, FL  34110

Steven Etra

-------------------------
/1/Includes 24,000 shares of Common Stock issuable upon exercise of warrants held by Kara Kandel, daughter of Richard Kandel and 26,400 shares of Common Stock issuable upon exercise of warrants held by Ross Kandel, son of Richard Kandel.

c/o Manufacturers Corrugated Box Co., Inc.       738,679/2/      11.7%
5830 57/th/ Street
Maspeth, NY 11378

Randall K. Davis                                 250,000/3/       4.1%
c/o Enviro-Clean of America, Inc.
1023 Morales Street
San Antonio, TX 78207

Gary C. Granoff                                  142,375/4/       2.4%
c/o Ameritrans Capital Corp.
747 Third Avenue, Suite 4C
New York, NY 10017

Mark A. Rice                                      75,000/5/       1.3%
666 Dundee Road, Suite 1901
Northbrook, Illinois 60062

All officers and directors                     3,556,454         53.1%
As a group

-------------------------
/2/Includes 114,254 shares of Common Stock held directly by Mr. Etra; 70,000 shares of Common Stock issuable pursuant to conversion rights of Series E Stock; 200,000 shares of Common Stock issuable upon exercise of options granted to Mr. Etra; 25,000 shares of Common Stock issuable upon exercise of warrants; 28,200 shares of Common Stock held by, and 11,200 shares of Common Stock issuable upon exercise of warrants held by, Lances Property Development Pension Plan, a company 50% owned by Mr. Etra; 6,000 shares of Common Stock held by, and 15,400 shares of Common Stock issuable upon exercise of warrants held by, Blaire Etra, wife of Mr. Etra; 35,250 shares of Common Stock held by, and 24,700 shares of
Common Stock issuable upon exercise of   warrants held by, Irving Etra Family
Trust, in which Mr. Etra is a beneficiary; 143,300 shares of Common Stock held by, 12,250 shares of Common Stock issuable upon exercise of warrants held by, and 25,000 shares of Common Stock issuable upon exercise of options granted to SRK Associates, a company controlled by Mr. Etra; 18,750 shares of Common Stock held by, and 9,375 shares of Common Stock issuable upon exercise of warrants held by, Gemini Capital Corporation, a company in which Mr. Etra is a minority shareholder and director. Mr. Etra disclaims beneficial ownership of the Gemini Capital Corporation, SRK Associates, LLP, Irving Etra Family Trust, Lances Property Development Pension Plan, and Blair Etra securities, except to the extent of his pecuniary interest therein.
/3/Includes 100,000 shares of Common Stock held by Colnic Investment Partnership, which is controlled by Randall K. Davis; and 150,000 shares of Common Stock issuable upon exercise of options granted to Mr. Davis.
/4/Includes 10,250 shares of Common Stock held directly by Mr. Granoff; 9,375 shares of Common Stock issuable upon exercise of warrants held by Mr. Granoff; 6,000 shares of Common Stock to be issued upon exercise of warrants held by Leslie Granoff, wife of Gary C. Granoff, 6,000 shares of Common Stock issuable upon exercise of warrants held by Dapary Management Corp., a company controlled by Mr. Granoff; 18,750 shares of Common Stock held by , and 9,375 shares of Common Stock issuable upon exercise of warrants held by Gemini Capital, a company in which Mr. Granoff is a minority shareholder and director; and 12,000 shares of Common Stock issuable upon exercise of warrants held by JR Realty Corporation, a company in which Mr. Granoff is an officer and Mr. Granoff's wife is a shareholder. Mr. Granoff disclaims beneficial ownership of the JR Realty Corporation securities and this disclosure shall not be deemed an admission that Mr. Granoff is the beneficial owner of such securities. Mr. Granoff disclaims beneficial ownership of the Gemini Capital Corporation, Dapary Management Corp., and Leslie Granoff securities, except to the extent of his pecuniary interest therein.
/5/Includes 75,000 shares of Common Stock issuable upon exercise of options held by Mr. Rice.

                             EXECUTIVE COMPENSATION

     Enviro-Clean believes that compensation of its executive officers and others should be directly and materially linked to operating performance and occurrences of certain events attributable to performance. For fiscal year 1999, the executive compensation program consisted of the base salary and a bonus plan based on the profitability of Enviro-Clean and individual performance.

Employment Agreements

     In October of 1999, Enviro-Clean entered into an employment agreement with Richard Kandel for a term of three years, whereby Mr. Kandel's salary for the year ending December 31, 1999, was $100,000 per annum, and increased by $100,000 per annum on January 1, 2000 and shall increase by $100,000 per annum on January 1, 2001. The employment period shall automatically renew annually for a new three-year term unless, no later than 30 days prior to the end of the first year of each three-year term, either Enviro-Clean or Mr. Kandel provides notice to the other party of its intention not to extend the employment period beyond the then current three-year term.

     In addition to the base compensation, Mr. Kandel's employment agreement provides for an annual bonus payment for each of the fiscal years during the time of employment equal to $15,000 upon the occurrence of each of the following events:

(a) listing of Enviro-Clean's shares on NASDAQ, a comparable inter-dealer automated quotation system, or recognized exchange;
(b) Enviro-Clean achieves revenues, as defined in Mr. Kandel's employment agreement, for any monthly period that would, if annualized, equal $50 million or more in revenues;
(c) Enviro-Clean achieves revenues for any monthly period that would, if annualized, equal $75 million or more in revenues; or
(d) Enviro-Clean achieves revenues for any monthly period that would, if annualized, equal $100 million or more in revenues.

     Mr. Kandel's employment agreement specifies various circumstances that may trigger a termination of Mr. Kandel's employment. If Enviro-Clean terminates Mr. Kandel's employment without cause or for any reason not specified in the agreement, or if such employment is terminated by Mr. Kandel for "Good Reason" as defined in the agreement, then Enviro-Clean shall pay Mr. Kandel his full salary, bonus and benefits through the date of the termination of the agreement, or, in lieu of salary payments, Enviro-Clean must pay as severance pay an amount equal to the remainder of the salary, bonus and value of fringe benefits which Mr. Kandel would be entitled to receive for the remaining employment period. "Good Reason" is defined as when there is a change in control of Enviro-Clean, as defined in Mr. Kandel's employment agreement, and one or more of the following events occurs:

(a) the assignment to Mr. Kandel of any duties inconsistent with his status as Chief Executive Officer of the Company, his removal from the position of Chief Executive Officer of Enviro-Clean, or a substantial alteration in the nature or status of his responsibilities from those in effect immediately prior to the change in control;
(b) a reduction by Enviro-Clean of Mr. Kandel's annual base salary in effect on the date immediately prior to the change in control;
(c) the relocation by Enviro-Clean's principal executive offices to a location more than twenty-five miles from its present location or a requirement that Mr. Kandel shall be based anywhere other than Enviro-Clean's principal executive offices except for required travel on Enviro-Clean's business to an extent substantially consistent with his business travel obligations prior to the change in control;
(d) the failure by Enviro-Clean to continue in effect any bonus plan in which Mr. Kandel was participating immediately prior to the change in control; or

(e) the failure by Enviro-Clean to continue to provide Mr. Kandel with benefits at least as favorable as those enjoyed by him under any of Enviro-Clean's pension, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which he was participating at the time of the change in control, the taking of any action by Enviro-Clean which would directly or indirectly materially reduce any of such benefits or deprive him of any material fringe benefit enjoyed by him at the time of the change in control, or the failure by Enviro-Clean to provide Mr. Kandel with the number of paid vacation days to which he was entitled at the time of the change in control.

     In October of 1999, Enviro-Clean entered into an employment agreement with Randall K. Davis for a term of three years whereby Mr. Davis' salary for the year ending December 31, 1999 was $50,000, increased by $100,000 per annum on January 1, 2000, and shall increase by $100,000 per annum on January 1, 2001. The employment period shall automatically renew for successive one-year terms unless, not later than 90 days prior to the end of the three-year term, or any renewal periods, either Enviro-Clean or Mr. Davis provides notice to the other party of its intention not to extend the employment period beyond the three-year term or the then current renewal term.

     In addition to the base compensation, Enviro-Clean agrees to pay Mr. Davis an annual bonus payment for each of the fiscal years during his employment period equal to $10,000 upon the occurrence of each of the same events as described in the bonus description of Mr. Kandel's employment agreement.

     If Mr. Davis is terminated without cause, or outside the termination provisions of the agreement, Mr. Davis shall be entitled to the full salary, bonus, and benefits through the date of termination of the agreement.

     In October of 1999, Mr. Davis also entered into an employment agreement with Cleaning Ideas Corporation or "CIC," a subsidiary of Enviro-Clean, for a term of five years at an annual salary of $50,000. Under the terms of his employment agreement with CIC, Mr. Davis is eligible for annual bonuses to be determined by the board of directors of CIC, such board currently consisting of Messrs. Kandel and Davis. If Mr. Davis' employment is terminated without cause, Mr. Davis is entitled to severance pay equal to the amount of salary and bonuses for a period of six weeks to twelve months, depending on Mr. Davis' length of employment at the termination.

     Steven Etra, the Secretary and Treasurer and a Director of Enviro-Clean, entered into a consulting agreement with Enviro-Clean dated March 1, 1999, for a term of one year. The agreement shall automatically be renewed for successive periods of one year unless either party gives written notice to the other of its intention not to renew the agreement. Such notice shall be given at least sixty days prior to the end of the initial term or any renewal term, as the case may be. Under the original terms of the consulting agreement, Mr. Etra was to receive a monthly fee of $2,000 for financial public relations services. At a meeting of the Board held on March 9, 2000, the Board increased the compensation under the contract to $4,000 per month.

Summary Compensation Table

   The Summary Compensation Table shows certain compensation information for the year ended December 31, 1999, for the Chief Executive Officer and each of the other four most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the year ended December 31, 1999. Neither the Chief Executive Officer nor other executive officers received compensation from Enviro-Clean prior to January 1, 1999. The annual base compensation for each of Messrs. Kandel and Davis for 1999 are:

                                             ANNUAL                                LONG-TERM
                                             COMPENSATION                          COMPENSATION

                                                                                   Awards              Payouts
                                                                           ---------------------------------------
                                                               Other        Restricted
                                                   Bonus      Annual          Stock                    LTIP          All Other
Name And Principal                      Salary     -----      Compen-        Awards      Options      Payout         Compen-
      Position                Year        ($)       ($)      sation($)         ($)         (#)          ($)          sation ($)
      --------                ----        ---       ---      ---------         ---         ---          ---          ----------
Richard Kandel                1999     100,000       -           -              -           -            -               -
Chairman of the Board and
Chief Executive Officer

Randall K. Davis              1999     100,000 (1)   -           -              -           -            -               -
President

(1) Includes $50,000 paid to Mr. Davis as President of CIC, a subsidiary of Enviro-Clean.
___________________

     There were no additional bonuses or other compensation paid to these officers in 1999.

    None of the executives received any compensation from Enviro-Clean during the year ended December 31, 1998. For the year ended December 31, 1998, Mr. Kandel received an annual salary of $100,000 from Kandel & Son in his prior capacity as the President.

     Enviro-Clean implemented a stock incentive plan for its executive management and employees as of January 3, 2000. However, as of the date of this Proxy Statement, no grants have been made under the stock incentive plan.

     However, on April 15, 1999, Steven Etra, a shareholder, director and officer of Enviro-Clean was granted options to purchase 125,000 shares of Common Stock at an exercise price of $3.50 per share for a six year period, SRK Associates, Inc., a company controlled by Steven Etra, was granted options to purchase 25,000 shares of Common Stock at an exercise price of $3.50 per share for a six year period, and Robert Moehler, a former director of Enviro-Clean, was granted options to purchase 25,000 shares of Common Stock at an exercise price of $4.25 for a three year period. These issuances were not issued pursuant to any option plan.

Stock Option Grant Table

     The following table sets forth certain information concerning options granted to the named executive officers during the year ended December 31, 1999.


                                                                          Individual Grants
                                                                          -----------------
                                    Number of Securities          Percent of Total Options        Exercise or
                                    Underlying Options            Granted to Employees in         Base Price      Expiration
             Name                      Granted (#)                      Fiscal Year               ($/share)         Date
             ----                      ----------                       -----------               ---------         ----
Steven Etra                            150,000 (1)                        100%                       $3.50         4/15/05

(1) Includes 25,000 options issued to SRK Associates L.L.C., a company controlled by Mr. Etra

Stock Option Exercises

                                                                      Number of Securities
                                                                    Underlying Unexercised         Value of Unexercised In-the-Money
                          Shares Acquired           Value            Options at Fiscal Year End       Options at Fiscal Year-End
                             on Exercise           Realized                    (#)                               ($)
         Name                   (#)                  ($)            Exercisable/Unexercisable         Exercisable/Unexercisable
         ----                   ---                  ---            -------------------------         -------------------------
Steven Etra                      0                    0                     150,000 / 0                       $506,250 / 0

     No options to acquire securities of Enviro-Clean were exercised by any of the named executive officers during the year ended December 31, 1999.


                         COMPLIANCE WITH SECTION 16(A)
                              OF THE EXCHANGE ACT



     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Enviro-Clean's directors, executive officers and beneficial owners of more than 10% of any class of securities of Enviro-Clean to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers and greater than 10% shareholders are required to furnish Enviro-Clean with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required to be filed by those persons, Enviro-Clean believes that, during the year ended December 31, 1999, all of its directors and executive officers were in compliance with the applicable filing requirements.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



      On December 22, 1998, Steven Etra, the Secretary and Treasurer and a director of Enviro-Clean purchased 70,000 shares of Enviro-Clean's Series E Convertible Redeemable Preferred Stock (the "Series E Stock") for $175,000. The Series E Stock was created specifically for the purposes of Mr. Etra's investment and (i) has a stated value of $2.50 per share, (ii) pays an annual dividend equal to 3% of the stated value, (iii) is convertible into shares of Common Stock, par value $.001 per share, of Enviro-Clean at a conversion price of $2.50 per share and (iv) may be redeemed by Enviro-Clean at any time after December, 2000, at a redemption price of $3.50 per Series E Stock so redeemed. These conversion and redemption prices are subject to adjustment in the event of recapitalization, stock splits and other enumerated extraordinary corporate events.

      Mr. Kandel, Chairman, Chief Executive Officer and Treasurer of Enviro-Clean, was formerly President and the principal shareholder of Kandel & Son, a company which is currently a principal subsidiary of Enviro-Clean. Thomas B. Haines, a former director of Enviro-Clean, was formerly Chairman of NISSCO which is also currently a principal subsidiary of Enviro-Clean, and its NIPPCO division. The terms of the Kandel & Son and NISSCO acquisitions were negotiated between Messrs. Kandel and Haines and the Board, which at the time was comprised of Robert W. Moehler and Mary Magourik.

      Enviro-Clean signed preliminary agreements to acquire all the issued and outstanding capital stock of Kandel & Son in September of 1998 and of NISSCO in October of 1998. Additional negotiations for both companies were finalized on January 15, 1999. Pursuant to the agreements, Enviro-Clean assumed $665,596 of debt of Kandel & Son, consisting of amounts due and owing in respect of principal and interest to (i) Citibank, N.A. of $99,914, (ii) miscellaneous other debt of $183,329, and (iii) shareholder loans from Mr. Kandel totaling $382,353 which Enviro-Clean has paid. Mr. Kandel, as sole shareholder of Kandel & Son, received consideration equal to (1) $684,404 (including prior deposits) in the form of cash and a promissory note, and (2) 500,000 shares of Series A Convertible Preferred Stock (the "Series A Stock"), a class of securities created specifically for the Kandel & Son transaction. Enviro-Clean paid the full amount due under that promissory note to Mr. Kandel and the note no longer remains outstanding. The shares of Series A Stock (a) bear an annual dividend of 4%, and (b) are convertible into shares of Common Stock of Enviro-Clean at a conversion price of $5.00 per share. Originally, the Series A Stock was redeemable by Enviro-Clean at Mr. Kandel's option at a redemption price of $5.00 per share at any time after January 15, 2001 and the conversion price was $2.50 per share. However, Mr. Kandel, as the sole holder of the Series A Stock, and Enviro-Clean entered into an agreement effective on September 30, 1999, in which the certificate of designation for the Series A Stock would be amended to remove Mr. Kandel's ability to put the Series A Stock to Enviro-Clean and increased the conversion price from $2.50 to $5.00 per share.

      Thomas B. Haines, as sole shareholder of NISSCO, received $500,000 in cash, and 250,000 shares of Common Stock in connection with the sale of NISSCO to Enviro-Clean. In addition, Mr. Haines was to receive an aggregate of an additional 750,000 shares of Common Stock in installments of 250,000 shares, which were issued on January 15 of 2000, and 500,000 shares of Common Stock were to be issued on January 15, 2001, subject to adjustment as described in the acquisition agreement. On April 6, 2000, Enviro-Clean's Board of Directors unanimously consented to issue the remaining 500,000 shares to Mr. Haines in April 2000 as consideration to accommodate a settlement agreement in which Mr. Haines and NISSCO/Sunline Inc., a subsidiary of Enviro-Clean, will eventually terminate Mr. Haines employment relationship.

      Steven Etra, director, Secretary and Treasurer of Enviro-Clean, has entered into a consulting agreement with Enviro-Clean dated March 1, 1999 for a period of one year pursuant to which Mr. Etra receives a monthly fee of $4,000 for financial public relations services which includes assisting Enviro-Clean in communicating with investment bankers, financial analysts and potential investors.

      In April and June of 1999, Colnic Investment Corp., a private investment company controlled by Mr. Davis, President of Enviro-Clean and President of CIC, purchased an aggregate of 100,000 shares of Enviro-Clean's Common Stock at a purchase price of $2.50 per share for an aggregate investment of $250,000. The investments were made in two purchases of $125,000 each.

      In June of 1999, Enviro-Clean offered units of securities in a private placement in which some of the directors' and officers' affiliates participated. The units consisted of one 12.75% Subordinated Promissory Note in the principal amount of $10,000 and 2,400 common stock warrants at an exercise price of $4.25 per share, exercisable for a four-year from the date that is 180 days from the date of issuance, and were offered at a price of $10,000 per unit. On June 1, 1999, Blair Etra, the wife of Mr. Etra, director, Secretary and Treasurer of Enviro-Clean, purchased one unit for $10,000. In addition, several affiliates of Mr. Granoff, who was subsequently elected to Enviro-Clean's Board, participated in this offering. On June 1, 1999, Leslie Granoff, wife of Mr. Granoff, purchased 2.5 units for $25,000; Dapary Management Corporation, a company controlled by Mr. Granoff, purchased 2.5 units for $25,000; JR Realty Corporation, a company in which the wife of Mr. Granoff, is a principal shareholder, purchased five units for $50,000;

      On July 13, 1999, Enviro-Clean issued 25,000 shares of Common Stock to Harrington, Ocko & Monk, LLP, an outside counsel to Enviro-Clean, at a price of $5.00 per share in consideration for legal services rendered.

      Effective August 1, 1999, Enviro-Clean acquired CIC. Prior to its acquisition by Enviro-Clean, CIC was owned by Mr. Davis, President of Enviro-Clean, and his parents, Charles H. Davis and Carolyn

Davis. According to the purchase agreement, the consideration for the merger included: (a) $500,000 in cash; (b) a secured promissory note in the original principal amount of $900,000 (the "Davis Note") payable to Charles H. Davis; and
(c) 320,000 shares of the Series D Cumulative Convertible Preferred Stock (the "Series D Stock"), a class of securities created specifically for the transaction of which 250,000 shares are held by Mr. Davis and 70,000 shares are held by Charles H. Davis. In connection with the merger, Enviro-Clean entered into a Pledge and Security Agreement to secure the payment of the Davis Note. Furthermore, Enviro-Clean granted piggyback registration rights for the shares of Common Stock into which the Series D Stock is convertible.

      In connection with the acquisition of CIC, CIC subsequently entered into employment agreements for a period of five years beginning August 1, 1999 with Mr. Davis, President of Enviro-Clean, with an annual salary of $50,000 per year, and with Charles H. Davis, father of Mr. Davis, with an annual salary of $15,000 per year.

     In connection with the purchase of CIC in August of 1999, CIC entered into four leases to rent parcels of real estate. These leases include:

(a) a five-year triple net lease for 1023 Morales Street in San Antonio, Texas, for the administrative offices and manufacturing facilities at an annual rental of $70,872, by and between CIC and Charles H. Davis;
(b) a five-year triple net lease for 724 Perez Street in San Antonio, Texas, for a warehouse and distribution facility at an annual rental of $21,060, by and between CIC and Charles H. Davis;
(c) a five-year triple net lease for 723 Perez Street in San Antonio, Texas, for a warehouse at an annual rental of $29,592, by and between CIC and Charles H. Davis; and
(d) a five-year triple net lease for 401 Main Street in Kerrville, Texas, for a Cleaning Ideas store at an annual rental of $60,000, by and among CIC, Mr. Davis and his father, Charles H. Davis.

      Effective on September 30, 1999, Enviro-Clean entered into an agreement with Mr. Kandel, Chairman, Chief Executive Officer and Treasurer of Enviro-Clean, pursuant to which Mr. Kandel, as sole holder of the Series A Stock, consented to the amendment of the Certificate of Designation for the Series A Stock to remove the ability of the holder of the Series A Stock to put the Series A Stock to Enviro-Clean at any date after January 15, 2001 and to increase the conversion price of the Series A Stock from $2.50 to $5.00.

      In December of 1999, Enviro-Clean offered units of securities in a private placement in which several directors and officers, and their affiliates participated. The units consisted of 100 shares of Series B Preferred Stock and 1000 common stock warrants at an exercise price of $5.00 per share, exercisable for a five year period upon issuance, and were offered at a price of $10,000 per unit. On December 15, 1999, Blair Etra, the wife of Steven Etra, director, Secretary and Treasurer of Enviro-Clean, purchased thirteen units, for $130,000; SRK Associates, LLC, a company controlled by Mr. Etra, purchased six units for $60,000; Lances Property Development Pension Plan, a company 50% owned by Steven Etra, purchased four units for $40,000; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, purchased five units for $50,000; and Gary Granoff, a director of Enviro-Clean, purchased five units for $50,000. On December 30 1999, as a part of the same private placement, Barry Gordon, a former director of Enviro-Clean, purchased two and a half units for $25,000.

      In February 2000, Enviro-Clean offered units of securities in a private placement in which several directors and officers, and their affiliates participated. The units consisted of two shares of Common Stock and one Common Stock purchase warrant at an exercise price of $4.25 per share, exercisable for a three-year period upon issuance, and were offered at a price of $8.00 per unit. On February 28, 2000, Steven Etra, director, Secretary and Treasurer of Enviro-Clean, purchased 25,000 units for $200,000; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, purchased 12,500 units for $100,000; SRK Associates, LLC, a company controlled by Mr. Etra, purchased 6,250 units for $50,000; Leslie Granoff, wife of Gary Granoff, a director of Enviro-Clean, purchased 3,125 units for $25,000; and Gemini Capital Corporation, a company in which Mr. Granoff is a director and the President and in which Mr. Etra is a director, purchased 9,375 units for $75,000.

     Prior to the initial public offering of b2bstores.com, Inc., ("b2bstores") a California-based designer and producer of Internet-based electronic commerce programs and on-line "stores, " on February 15, 2000, Enviro-Clean, Messrs. Kandel, Davis and Etra were the principal shareholders of b2bstores. Since its inception in June 1999 until the initial public offering, b2bstores' working capital requirements had been satisfied through capital contributions made by Enviro-Clean, Messrs. Kandel, Davis and Etra and loans made to it by Enviro-Clean. In June 1999, Enviro-Clean, Messrs. Kandel, Davis, Etra, and others purchased an aggregate of 3,410,000 shares of b2bstores common stock for $27,500 in the form of $11,000 in cash and the transfer to b2bstores of all of rights and interest in www.b2bstores.com and all related assets, including intellectual property.

     Pursuant to the agreement dated October 1, 1999 (the "b2b Agreement") between Enviro-Clean and b2bstores, b2bstores has implemented Enviro-Clean's initial eCommerce web site (http://www.b2bgoods.com). Enviro-Clean's "b2bgoods.com" web site currently offers about 25,000 janitorial and sanitary products and other office supply products for electronic purchases. B2bstores also provides Enviro-Clean with web site transaction processing and e-commerce services for its b2bgoods.com web site through b2bstores' e-commerce backbone. For these services, b2bstores is to receive from Enviro-Clean a fee equal to the greater of (a) 10% of Enviro-Clean's revenues generated through e-commerce activities conducted through www.b2bgoods.com or (b) 50% of Enviro-Clean's gross profits generated through e-commerce activities conducted at www.b2bgoods.com.

     The b2b Agreement also provides that b2bstores will host on-line stores at its web site (http://www.b2bstores.com), through which Enviro-Clean's products will be offered for electronic purchases. All of Enviro-Clean's products purchased through b2bstores' web site are to be distributed directly to b2bstores' customers by Enviro-Clean through its distributor network. Enviro-Clean will charge b2bstores a price for each product equal to its cost for the product and will receive 2-5% of the gross payment that the end-users will make for each product sold at such on-line stores hosted on the b2bstores web site. Enviro-Clean has also agreed that, in connection with its eCommerce program, Enviro-Clean will sell its products on the Internet only through the b2bgoods.com or the b2bstores.com site until it owns less than 10% of b2bstores' outstanding common stock.

      In June, July, November, December 1999 and January 2000, Enviro-Clean made loans to b2bstores in the aggregate principal amount of approximately $1,199,836. These loans carried an interest rate of 8% per annum and were paid in full on February 18, 2000. In August 1999 in a private offering by b2bstores, Mr. Kandel purchased 66,666 shares at $1.88 per share, Mr. Kandel and Son Profit Sharing Plan, of which Mr. Kandel is the trustee, purchased 100,000 shares at $1.88 per share, Steven Etra purchased 92,000 shares at $1.88 per share, and SRK Associates, Inc., a company controlled by Mr. Etra, purchased 10,667 shares at $1.88 per share.

     B2bstores completed its initial public offering on February 15, 2000 in which it issued 4,000,000 shares of its common stock. Immediately before the b2bstores' initial public offering of February 15, 2000, Enviro-Clean owned 2,000,000 shares of the b2bstores common stock, constituting approximately 49.7 % of the total outstanding b2bstores common stock while Messrs. Kandel, Davis and Etra each owned additional 1,233,333 shares (30.7%), 333,333 shares (8.3%) and 169,334 shares (4.2%) of b2bstores common stock, respectively.

     On February 15, 2000, Steven Etra purchased 30,000 shares and Gemini Capital LLC, a company in which Mr. Etra is an officer, director, and minority shareholder, purchased 3,500 shares of b2bstores' common stock at $8.00 per share as part of the initial public offering. Also on February 15, 2000, after trading of b2bstores' registered shares commenced, Mr. Etra purchased 2,000 shares at $7.625 per share. On February 25, 2000, Lances Property Development Pension Plan, a company 50% owned by Mr. Etra, purchased 1,000 shares of b2bstore common stock at $12.625.

     On March 13, 2000, after the public offering of b2bstores common stock, and the additional purchases of b2bstores' common stock by Steven Etra and his affiliates, Enviro-Clean, Messrs. Kandel,

Davis, and Etra each owned approximately 24.9%, 15.4%, 4.1% and 2.5% of the outstanding b2bstores common stock, respectively.

     Enviro-Clean, Messrs. Kandel, Davis, and Etra entered into lock-up agreements (the "Lock-Up Agreements") in favor of Gaines Berland, Inc. and Nolan Securities, Inc. (the "Underwriters") in connection with the b2bstores' initial public offering, which restricted certain dispositions of the shares which were beneficially held by Enviro-Clean, Messrs. Kandel, Davis, and Etra immediately prior to the initial public offering for a one year period commencing February 15, 2000. On March 14, 2000, the Underwriters granted a waiver under the Lock-Up Agreement to permit Enviro-Clean to sell 1,000,000 of its 2,000,000 shares. Upon receiving the waiver, Enviro-Clean sold 1,000,000 shares of the Common Stock in a private placement to ZERO.NET, Inc., a Delaware corporation, at $7.00 per share for an aggregate of $7,000,000. The shares purchased by ZERO.NET, Inc. will also be subject to a twelve month lock-up agreement. After Enviro-Clean's sale to ZERO.NET, Inc., Enviro-Clean owned 1,000,000 shares of the b2bstores' common stock, constituting 12.5% of the total outstanding b2bstore common stock as of March 20, 2000. The sale of the 1,000,000 shares of b2bstores common stock is described in Enviro-Clean's Current Report on Form 8-K filed with the SEC on March 20, 2000.

      Enviro-Clean has also furnished some of b2bstores' vendors with guarantees with respect to b2bstores' obligations to them. As of January 1, 2000, b2bstores owes in aggregate less than $10,000 to such vendors to whom Enviro-Clean provided guarantees. Enviro-Clean has also provided a guaranty for b2bstores' lease and signed such lease as the guarantor. The b2bstores' lease expires on August 31, 2001 with yearly rent payment totaling $75,000. Enviro-Clean received no compensation or other consideration for acting as b2bstores' guarantor.

      Mr. Kandel, the Chairman and Chief Executive Officer of Enviro-Clean, serves as the Chairman of the Board of b2bstores, Inc. He has entered into a three-year employment agreement with b2bstores effective November 1999. Pursuant to the terms of such agreement, Mr. Kandel will be required to devote 50% of his business time to the operations of b2bstores. Mr. Kandel's position as a director, officer and shareholder of each of Enviro-Clean and b2bstores may create or appear to create potential conflicts of interest when he is faced with decisions that could have different implications for Enviro-Clean and b2bstores. These decisions may relate to:

  .  potential acquisitions of businesses;

  .  intercompany agreements;

  . the establishment of e-commerce marketing arrangements and other areas of competition;

  .  the issuance or disposition of securities; and

  .  the election of directors.

      Given Mr. Kandel's roles with both Enviro-Clean and b2bstores and the potentially competitive position of each business, he may not always be able to align his interest with the interests of both businesses. Mr. Kandel will refrain from participating in any decisions or other action as a director or officer of either company if it presents such a conflict of interest.

     In addition, Randall Davis, the President and a director of Enviro-Clean, and Steven Etra, director, Secretary and Treasurer of Enviro-Clean, hold 4.1% and 2.1% respectively of the b2bstores.com common stock as of February 16, 2000. Messrs. Davis' and Etra's positions as directors, officers, and shareholders of Enviro-Clean and as shareholders of b2bstores may create or appear to create potential conflicts of interest when they are faced with decisions that could have different implications for Enviro-Clean and b2bstores. Both Mr. Davis and Mr. Etra will refrain from participating in any decisions or other actions as directors or officers of Enviro-Clean if it presents such a conflict of interest.

      On March 14, 2000, Enviro-Clean's Board of Directors approved a resolution allowing Enviro-Clean to redeem 320,000 shares of the outstanding Series D Cumulative Convertible Preferred Stock (the "Series D Stock") at a redemption price of $5.00 per share, plus accrued and unpaid dividends. Upon the redemption of the Series D Stock, Randall K. Davis, President and Director of Enviro-Clean, who held 250,000 shares of the Series D Stock, received $1,272,711.75, while the remaining amount of $356,359.29 went to Charles Davis, father of Randall K. Davis and the holder of the remaining 70,000 outstanding shares of Series D Stock.

     On April 1, 2000, 20,790 outstanding shares of the Series B Cumulative Convertible Preferred Stock (the "Series B Stock") plus accrued and unpaid dividends, were converted to Enviro-Clean's Common Stock at a conversion price of $5.00 per share of Common Stock. This resulted in an issuance of 426,195 shares of the Common Stock. There were several directors and officers and their affiliates who participated in the conversion of the Series B Shares. On April 1, 2000, SRK Associates, LLC, a company controlled by Steven Etra, director, Secretary and Treasurer of Enviro-Clean, converted 600 shares of Series B Stock, plus accrued and unpaid dividends, into 12,300 shares of Common Stock; Lances Property Development Pension Plan, a company 50% owned by Mr. Etra, converted 400 shares of Series B Stock, plus accrued and unpaid dividends, into 8,200 shares of Common Stock; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, converted 500 shares of Series B Stock, plus accrued and unpaid dividends, into 10,250 shares of Common Stock; Gary Granoff, a director of Enviro-Clean, converted 500 shares of Series B Stock, plus accrued and unpaid dividends, into 10,250 shares of Common Stock; and Barry Gordon, a former Director of Enviro-Clean, converted 250 shares of Series B Stock, plus accrued and unpaid dividends, into 5,125 shares of Common Stock. In addition, the remaining 4,800 outstanding shares of Series B Stock were redeemed at the conversion price of $100.00 per share of Series B Stock plus accrued and unpaid dividends. Blair Etra, the wife of Mr. Etra, redeemed 1,300 shares of Series B Stock, plus accrued and unpaid dividends, at a price of $100.00 per share for a total of $133,250.

     On April 1, 2000, subsequent to the conversion and redemption of all Series B Stock, Enviro-Clean redeemed 500,000 shares of the outstanding Series A Convertible Preferred Stock (the "Series A Stock") at a redemption price of $5.00 per share, plus accrued and unpaid dividends. Upon the redemption of the Series A Stock, Richard Kandel, Chairman of the Board and Chief Operating Officer of Enviro-Clean, received $2,500,000.00, plus accumulated and unpaid dividends.

                    PROPOSAL 2: APPROVAL OF THE 2000 STOCK
                                INCENTIVE PLAN

     On January 3, 2000, the Board adopted the Enviro-Clean of America, Inc. 2000 Stock Incentive Plan (the "Plan") for the purpose of providing Enviro-Clean an effective means to attract, retain and encourage qualified individuals to serve Enviro-Clean with a high degree of commitment. A brief description of the major provisions of the Plan is set forth below to facilitate an informed decision by the shareholders entitled to vote on the approval of the Plan. However, the summary description is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Appendix A.

Overview of Awards

     The following types of awards may be granted under the Plan: (i) incentive stock options ("Incentive Options"), (ii) nonqualified stock options ("Nonqualified Options"), (iii) rights to receive all or some portion of the increase in value of the Common Stock ("Stock Appreciation Rights"), (iv) the right to receive all or some portion of cash dividends with respect to the Common Stock ("Dividend Equivalent Rights"), (v) rights to receive cash and/or Common Stock contingent upon the attainment of defined performance goals ("Performance Awards"), and (vi) shares of Common Stock subject to temporary restrictions on transfer ("Restricted Stock") (collectively, "Awards"). Eligible individuals under the Plan include employees, officers and directors of Enviro-Clean or a subsidiary of Enviro-Clean or consultants or advisors receiving cash compensation from Enviro-Clean or a subsidiary of Enviro-Clean.

Administration

     The Plan will be administered by a committee which shall consist of at least two directors and may consist of the entire Board (the "Plan Committee"). The Plan Committee will have broad discretion, subject to the terms of the Plan, to designate the recipients of Awards, prescribe the terms and conditions of Awards and establish rules and regulations for administration of the Plan.

     Under the Plan, members of the Plan Committee are not liable for their actions taken in a good faith attempt to administer the Plan and are entitled to indemnification from Enviro-Clean to the extent permitted by law in connection with claims asserted in regard to administration of the Plan.

Stock Subject to the Plan

     The maximum number of shares of Common Stock that may be the subject of Awards under the Plan is 1,500,000. Upon the expiration, cancellation or termination of an Award (other than by reason of exercise), the shares previously subject to such Award may again be the subject of Awards granted under the Plan.

Summary of Incentive Options and Nonqualified Options

     The exercise price for Incentive Options and Nonqualified Options will be determined by the Plan Committee; provided, however, the exercise price for each Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% in the case of an Incentive Option granted to an individual owning more than 10% of the voting stock of Enviro-Clean (a "10% Shareholder"). Incentive Stock Options may not be granted under the Plan subsequent to January 3, 2010.

     Each Option granted under the Plan other than Director Options will be exercisable according to the terms established by the Plan Committee. In the case of Directors Options, the Board will grant the options and such Director Options will be exercised according to the terms established by the Board. In no event, however, will an Option, including a Directors Option, be exercisable after the expiration of ten years from the date of grant (five years for a 10% Shareholder).

     Options are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 under the Exchange Act), and are exercisable only by the optionee or his or her legal guardian or legal representative.

     The purchase price payable upon the exercise of an Option is payable in cash, by delivery of an equivalent fair market value of Common Stock, by cashless exercise procedures or by a combination of the foregoing, as determined by the Plan Committee. No fractional shares will be issuable upon exercise of an Option, and the number of shares issuable will be rounded to the nearest whole number.

Summary of Stock Appreciation Rights

     A Stock Appreciation Right is the right to receive an amount equal to the excess of the fair market value of a share of Enviro-Clean's Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (in the case of Stock Appreciation Rights granted independent of a Stock Option) or the exercise price of the related Stock Option (in the case of a Stock Appreciation Right granted in tandem with a Stock Option). Stock Appreciation Rights may be granted in connection with Stock Options or as a separate award unrelated to Stock Options. The exercisability of Stock Appreciation Rights granted in connection with Stock Options will be governed by the exercisability of the related Options. The amount payable to the holder upon the exercise of a Stock Appreciation Right is based on the difference between the fair market value of Enviro-Clean's Common Stock on the date preceding exercise and the exercise price of the Option in connection with which the Stock Appreciation Right was granted (or the fair market value of Common Stock on the date the Stock Appreciation Right was granted if it was not granted in connection with an Option). However, the Plan Committee may establish a maximum amount payable upon the exercise of a Stock Appreciation Right. The amount payable to a holder upon the exercise of a Stock Appreciation Right may be paid in the form of Common Stock or cash or a combination thereof, as determined by the Plan Committee.

Summary of Dividend Equivalent Rights

     Dividend Equivalent Rights may be granted in conjunction with other Awards or as a separate Award. The Plan Committee will determine the terms and conditions of the Dividend Equivalent Rights and, specifically, will determine whether amounts payable will be paid on a current or deferred basis and whether they will be settled in cash or stock in single or multiple installments.

Summary of Restricted Stock

     Restricted Stock is the grant of shares of Common Stock or the right to purchase Common Stock at a price determined by the Plan Committee, which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Restricted Stock granted under the Plan will be subject to restrictions on transfer and such other restrictions imposed by the Plan Committee. No stock certificate representing Restricted Stock may be issued in the name of the grantee until the grantee executes a written agreement, if any, blank stock powers, if any, and an escrow agreement, if any, or other documents required by the Plan Committee. Restricted Stock may not be sold, transferred or pledged until the restrictions imposed by the Plan Committee have lapsed according to the terms established by the Plan Committee. The Plan Committee will determine whether dividend payments in respect of Restricted Stock will be made currently or deferred until the lapsing of restrictions. The Plan Committee may, at its discretion, deliver the restricted shares to the grantee at the time of the award or hold the certificates itself, or through an escrow agent. If the certificates are held, upon lapse of the restrictions, the certificates representing the Restricted Stock will be delivered to the grantee, in addition to any deferred dividends with interest accrued thereon. All restrictions lapse upon a change in control of Enviro-Clean unless the Plan Committee specifies otherwise in the written agreement.

Summary of Performance Awards

     Awards contingent upon the attainment of certain financial or other objectives within a designated period of time may be granted by the Plan Committee in the form of shares of Common Stock ("Performance Shares") or other Awards ("Performance Units"). The performance objectives to be established in writing by the Plan Committee may be expressed in terms of earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, market share or market penetration, or a combination of the foregoing with regard to Enviro-Clean or a subsidiary. The Plan Committee may establish a ceiling on the amount payable under a Performance Award.

     A grantee becomes vested in Performance Awards to the extent that the established objectives are achieved during the designated measurement period, and as soon as practicable following the end of such period, Enviro-Clean must pay any amounts due in cash or Common Stock or a combination thereof.

     Issuance of certificates representing Performance Shares may not occur until the grantee executes a written agreement, blank stock powers and an escrow agreement, if any, or such other documents required by the Plan Committee. Certificates representing Performance Shares may not be delivered to the grantee or sold, transferred or pledged prior to the attainment of the designated objectives and fulfillment of other conditions established by the Plan Committee. The Plan Committee may determine whether dividends in respect of issued but undelivered Performance Shares will be paid currently or deferred and paid with interest upon lapsing of the restrictions.

Adjustments

     Upon the termination or change in status of employment of a grantee, adjustments to the terms and conditions of Awards held by such grantee will be made according to the terms established by the Plan Committee in the written agreement respecting such Award.

     Each Award granted by the Plan Committee must be evidenced by a written agreement. Although the Plan Committee has the discretion to amend the terms of an Award subsequent to the date of grant, it may not do so in a way that adversely affects rights previously granted under the Plan.

     The Plan Committee will also determine the appropriate adjustments to be made to the terms of the Plan and Awards previously granted thereunder upon the occurrence of certain events affecting the capitalization of Enviro-Clean including, but not limited to, an increase or decrease in the number of issued and outstanding shares of Common Stock or other changes in capitalization resulting from a reclassification, recapitalization, merger, consolidation, stock dividend, stock split or otherwise. Appropriate adjustments may be made to the maximum number of shares and the class of shares or other securities with respect to which Awards may be made, the maximum number of shares with respect to which an individual may be granted Awards, the number and class of shares subject to outstanding Awards, the exercise price of such outstanding Awards, and the performance objectives upon which Performance Awards are based.

     Upon a Change of Control (as defined in the Plan), (i) with respect to all Stock Option Awards and Stock Appreciation Rights Awards, all of such Awards shall become immediately exercisable, (ii) with respect to Restricted Stock Awards, all restrictions upon such shares shall lapse, unless the Plan Committee shall determine otherwise, and (iii) with respect to Performance Awards, such Awards will be treated in the manner determined by the Plan Committee at the time such Performance Awards were granted. In addition, to the extent set forth in the applicable agreement relating to a Stock Option Award or Stock Appreciation Right Award, upon a Change of Control, (i) the holder of a Stock Option Award will have the right to a cash payment within sixty (60) days after such Change of Control equal to the excess of fair market value of the shares subject to such Stock Option on the date preceding the date of surrender over the aggregate purchase price of the shares subject to such Stock Option, and
(ii) the holder of a Stock Appreciation Right Award will be entitled to receive a cash or stock payment from Enviro-Clean with a value equal to the fair market value on the date preceding the date of exercise over the fair market value of the shares subject to such Stock Appreciation Award on the date granted.

     Following any liquidation, dissolution, merger or consolidation of Enviro-Clean, each holder of an Award is entitled to receive the same consideration received in such transaction by each holder of Common Stock, subject to the restrictions and other terms and conditions applicable to the Award.

Termination and Amendment of the Plan

     The Plan will automatically terminate on January 3, 2010. In addition, the Plan Committee may terminate, amend or suspend the Plan at any time provided that such action does not adversely affect rights previously granted under the Plan.

Federal Income Tax Consequences

     An individual receiving Nonqualified Stock Options or Stock Appreciation Rights will not recognize taxable income at the time the Nonqualified Stock Options or Stock Appreciation Rights are granted. At the time the Nonqualified Stock Options or Stock Appreciation Rights are exercised, the individual will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or in the case of Stock Appreciation Rights granted independent of Stock Options, the fair market value of the Common Stock at the time of grant) and the fair market value of Common Stock on the date of exercise. Enviro-Clean will be entitled to a concurrent deduction equal to the ordinary income recognized by the individual, provided that Enviro-Clean withholds taxes.

     An individual granted an Incentive Stock Option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. The excess of the fair market value of the Common Stock received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and Enviro-Clean will not be entitled to any deduction.

     If the holding period requirement is not met, the Incentive Stock Option will be treated as one which does not meet the requirements of the Code for Incentive Stock Options and the individual will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price.

     An individual receiving Restricted Stock will not recognize taxable income at the time of grant unless the individual elects otherwise as described in the next paragraph. At the time the restrictions lapse, the individual will recognize ordinary taxable income equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the price, if any, paid for such Common Stock. Enviro-Clean will be entitled to a deduction equal to the ordinary income reported by the individual, provided Enviro-Clean withholds taxes. Any dividends received before the termination of restrictions will be taxed as ordinary income. Upon the disposition of the Common Stock, the individual will recognize capital gain or loss equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the amount realized upon the disposition of the Common Stock.

     An individual may elect to report and recognize income at the time of grant or purchase of Restricted Stock by filing an election under Section 83(b) of the Code (a "Section 83(b) election"). If the individual makes a Section 83(b) election, Enviro-Clean will be entitled to a deduction equal to the ordinary income reported by the individual in the year of the election, provided Enviro-Clean withholds taxes. However, dividends received before the restrictions lapse will not be deductible by Enviro-Clean. Upon the disposition of the Common Stock, the individual will recognize gain or loss equal to the difference between the amount realized and the sum of the income recognized by the individual as a result of the Section 83(b) election and any amounts paid by the individual for the Restricted Stock.

     Special rules may apply with respect to individuals subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an Incentive Stock Option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an individual subject to Section 16(b) (and the concurrent deduction by Enviro-Clean) on the exercise of a Stock Option or Stock Appreciation Right generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the individual elects otherwise by making a Section 83(b) election.

Vote Required

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting is required in order to approve the 2000 Stock Incentive Plan. If a shareholder executes and returns a Proxy, but does not specify how the shares represented by such shareholder's Proxy are to be voted, such shares will be voted FOR the approval of the 2000 Stock Incentive Plan. In determining whether this Item has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against this proposal. Broker non-votes will not be counted and will have no effect.

     The Board of Enviro-Clean recommends that the Enviro-Clean shareholders vote "FOR" approval of the 2000 Stock Incentive Plan.

                            PROPOSAL 3: SELECTION OF
                              INDEPENDENT AUDITORS

     Enviro-Clean's financial statements for the year ended December 31, 1999 have been audited by Goldstein, Golub, & Kessler L.L.P., independent certified public accountants. Representatives of Goldstein, Golub, & Kessler L.L.P. are expected to be available telephonically at the Meeting to make a statement if they desire to do so and to respond to appropriate questions.

     The Board has appointed Goldstein, Golub, & Kessler L.L.P. as independent auditors to audit the financial statements of Enviro-Clean for the year ending December 31, 2000. Unless otherwise directed, the persons named in the accompanying proxy will vote in favor of the ratification of the appointment of Goldstein, Golub, & Kessler L.L.P.

     The Board of Enviro-Clean recommends that the Enviro-Clean shareholders vote "FOR" the ratification of Goldstein, Golub, & Kessler L.L.P. as independent auditors for the year ending December 31, 2000.


                             SHAREHOLDER PROPOSALS

     A proper proposal submitted by an Enviro-Clean shareholder for consideration at Enviro-Clean's 2001 Annual Meeting of Shareholders and received at Enviro-Clean's executive offices no later than January 8, 2001, will be included in Enviro-Clean's Proxy Statement and form of proxy relating to such Annual Meeting. If the proposal is adopted, it will be included in the information statements distributed to shareholders.

                                    GENERAL

     Neither management nor the Board knows of any matter to be acted upon at the meeting other than the matters described above. If any other matter properly comes before the Meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

     The cost of soliciting proxies will be borne by Enviro-Clean. Following the original mailing of the proxy soliciting material, regular employees of Enviro-Clean may solicit proxies by mail, telephone, telegraph and personal interview. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties, and Enviro-Clean expects to reimburse such parties for their charges and expenses connected therewith.

     A copy of Enviro-Clean's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission has been mailed to all shareholders along with this Proxy Statement. Additional copies will be available without charge to shareholders upon written request to Enviro-Clean of America, 1023 Morales Street, San Antonio, Texas 78207.



                                            /s/ Randall K. Davis
                                            ------------------------------
                                            Randall K. Davis
                                            President

                                  Appendix A





                         ENVIRO-CLEAN OF AMERICA, INC
                         ----------------------------
                           2000 STOCK INCENTIVE PLAN
                           -------------------------





                         As Adopted on January 3, 2000

                         ENVIRO-CLEAN OF AMERICA, INC.

                           2000 STOCK INCENTIVE PLAN


     1.   Purpose.

          The purpose of the 2000 Stock Incentive Plan (the "Plan") of Enviro-Clean of America, Inc., a Nevada corporation (the "Company") is to advance the interests of the Company and its stockholders by providing an incentive to its employees, officers, consultants, advisors and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined). In the event that any Options (as defined herein) or Awards (as defined herein) are granted to consultants or advisors, such consultants or advisors must be natural persons providing bona fide services to the Company and such Options or Awards may not be issued for services in connection with the offer and sale of securities in a capital-raising transaction, or for directly or indirectly promoting or maintaining a market in the Company's securities.

     2.   Definitions.

          For purposes of the Plan:

          2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

          2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

          2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

          2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

          2.5  "Board" means the Board of Directors of the Company.

          2.6  "Cause" means:

               (i) intentional failure to perform reasonably assigned duties,
(ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

          2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

               (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30 %) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

               (b) The individuals who, as of January 1, 2000, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

               (c)  The consummation of:

                    (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                         (A) the stockholders of the Company, immediately before
                    such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                         (B) the individuals who were members of the Incumbent
                    Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                         (C) no Person other than (i) the Company, (ii) any
                    Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                    (ii)  A complete liquidation or dissolution of the Company;
               or

                    (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated the intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

          2.9  "Code" means the Internal Revenue Code of 1986, as amended.

          2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

          2.11 "Company" means Enviro-Clean of America, Inc.

          2.12 "Director" means a director of the Company.

          2.13 "Director Option" means an Option granted pursuant to Section 6.

          2.14 "Disability" means:

               (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

               (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          2.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

          2.16 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

          2.17 "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiaries.

          2.18 "Eligible Individual" means any director, officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

          2.19 "Employee Option" means an Option granted pursuant to Section 5.

          2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.21 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

          2.22 "Grantee" means a person to whom an Award has been granted under the Plan.

          2.23 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.24 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          2.26 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          2.27 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

          2.28 "Optionee" means a person to whom an Option has been granted under the Plan.

          2.29 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          2.30 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

          2.31 "Performance Awards" means Performance Units, Performance Shares or either of both of them.

          2.32 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

          2.33 "Performance Objectives" has the meaning set forth in Section
11.

          2.34 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 10.

          2.35 "Performance Units" means Performance Units granted to an Eligible Individual under Section 10.

          2.36 "Plan" means the Enviro-Clean of America, Inc. 2000 Stock Incentive Plan, as amended and restated from time to time.

          2.37 "Pooling Transaction" means an acquisition of Enviro-Clean in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

          2.38 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 9.

          2.39 "Shares" means the common stock, par value $.001 per share, of Enviro-Clean.

          2.40 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

          2.41 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to Enviro-Clean.

          2.42 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          2.43 "Ten-Percent Shareholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Enviro-Clean, or of a Parent or a Subsidiary.

     3.   Administration.

          3.1 The Plan shall be administered by the Committee consisting of at least two outside "non-employee directors," as defined in Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A quorum of such Committee shall consist of a majority of the members of such Committee, or as may be otherwise provided in the Company's bylaws. The Committee shall hold meetings at such times and places and conduct its business at such meetings as it may determine, subject to any express provisions of the Company's bylaws. Acts of a majority of the Committee members attending at a meeting at which a quorum is present, or such acts as are reduced to or approved in writing by the majority of the members of the Committee, shall be the valid acts of the Committee. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. the Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

          3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

               (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

               (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

               (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

               (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4.   Stock Subject to the Plan.

          4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,500,000. the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

          4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

               (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

               (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

          4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

     5.   Option Grants for Eligible Individuals.

          5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

          5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).

          5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          5.4 Vesting. Subject to Section 6.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

          5.5 Modification. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

     6.   Terms and Conditions Applicable to All Options.

          6.1 Non-Transferability. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          6.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding)which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

          6.3 Rights of Optionees. Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          6.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

     7.   Stock Appreciation Rights.

          The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this
Section 7, be subject to the same terms and conditions as the related Option.

          7.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

          7.2  Stock Appreciation Right Related to an Option.

               (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

               (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

               (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

          7.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          7.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

          7.5 Form of Payment. Payment of the amount determined under Sections 7.2(b) or 7.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

          7.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

          7.7 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and
(y) the

Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first anniversary of (A) the termination of the Grantee's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

     8.   Dividend Equivalent Rights.

          Dividend Equivalent Rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

     9.   Restricted Stock.

          9.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which may, at the discretion of the Committee, be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

          9.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted; provided that the Grantee has executed an Agreement, if any, evidencing the Award, the appropriate blank stock powers, if any, and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute such Agreement, if any, evidencing a Restricted Stock Award, the appropriate blank stock powers, if any, and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award may be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          9.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee, if such Shares are held by the escrow agent.

          9.4  Lapse of Restrictions.

               (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

               (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

          9.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

          9.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

          9.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, if such Shares are held by the escrow agent.

     10.  Performance Awards.

          10.1 (a) Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

          (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

          10.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

               (a) Vesting and Forfeiture. Subject to Sections 10.1(b) and 10.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

               (b) Payment of Awards. Subject to Section 10.1(b), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

          10.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

               (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

               (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.3(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

               (c) Lapse of Restrictions. Subject to Sections 10.1(b) and 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

               (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

               (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          10.4 Effect of Change in Control.  In the event of a Change in
Control:

               (a) With respect to Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

               (b) With respect to Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

               (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

          10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

     11.  Effect of a Termination of Employment.

          The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

     12.  Adjustment Upon Changes in Capitalization.

               (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan,
(iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

               (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

     13.  Effect of Certain Transactions.

          Subject to Sections 6.4, 7.7, 9.4(b) and 10.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

     14.  Interpretation.

          Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

               (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

               (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

     15.  Pooling Transactions.

          Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

     16.  Termination and Amendment of the Plan.

          The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. Subject to Section 5.5, the Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

               (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

               (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

     17.  Non-Exclusivity of the Plan.

          The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     18.  Limitation of Liability.

          As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                    (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                    (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                    (iii) limit in any way the right of the Company or any
               Subsidiary to terminate the employment of any person at any time; or

                    (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     19.  Regulations and Other Approvals; Governing Law.

          19.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Nevada without giving effect to conflicts of laws principles thereof.

          19.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          19.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          19.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

          19.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

     20.  Miscellaneous.

          20.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

          20.2 Withholding of Taxes.

               (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash.

The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                (b)  If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          20.3. Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Nevada within twelve (12) months of the adoption of the Plan by the Board.

                         ENVIRO-CLEAN OF AMERICA, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR AN ANNUAL MEETING OF STOCKHOLDERS ON JUNE 14, 2000

The undersigned hereby appoints Randall K. Davis and Charles Brandt, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting and at any adjournment thereof, all shares of Common Stock of Enviro-Clean of America, Inc. held of record by the undersigned on the record date, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this proxy ballot. If no directions are given and the signed proxy ballot is returned, the proxies will vote FOR Proposals 1 through 3, and, at their discretion, on any other mater that may properly come before the meeting or any adjournment thereof.

MARK THE BOX AT THE RIGHT IF YOU PLAN TO ATTEND THE MEETING.  [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING ITEMS, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT:

1.  Election of directors.

                                   NOMINEES

       Richard Kandel          Randall K. Davis          Gary c. Granoff
                    Steven Etra                Mark A. Rice

[_]  FOR all nominees listed above        [_] WITHHOLD all nominees listed above

[_] Place an "X" in this box to withhold authority to vote for any individual nominee and write that name from the list above on the line below.

                   ----------------------------------------

 2.  Approval of the Enviro-Clean of America, Inc. 2000 Stock Incentive Plan.

                FOR: [_]        AGAINST: [_]        ABSTAIN:[_]

3. Ratification of selection of Goldstein, Golub & Kessler LLP as independent auditors for the fiscal year ending December 31, 2000.

                FOR: [_]        AGAINST: [_]        ABSTAIN:[_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

The undersigned acknowledges receipt of the formal notice of such meeting and the accompanying Proxy Statement.

Please sign exactly as name appears on the certificate. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. When signing as attorney, executor, administrator, trustee, guardian, officer or partner, please give full title as such.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY BALLOT PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.


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                                        SIGNATURE(S)
                                        DATE:
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